Exhibit 10.23

REAL-TIME INSTRUMENT PATENT LICENSE AGREEMENT

First Amendment

This Amendment, effective June 27, 2006, is made by and between Applera Corporation, a corporation of the State of Delaware, through its Applied Biosystems Group, having an office at 850 Lincoln Centre Drive, Foster City, California 94404 and Celera Diagnostics, LLC, an indirectly wholly owned subsidiary of the Applera Corporation (“Applera”), and Cepheid, a corporation of the State of California having an office at 904 Caribbean Drive, Sunnyvale, California 94089 (“Licensee”) (each of Applera and Licensee, a “Party” and, collectively, the “Parties”). This Amendment is the first amendment to the Real-Time Instrument Patent License Agreement between the Parties having the Effective Date of April 5, 2004 (hereinafter “the 2004 Agreement”).

Whereas, Licensee would like to expand the scope of its license to include the fields of HIV and HCV; and

Whereas, Applera has agreed to expand that scope.

Now therefore, the Parties agree as follows:

1.               Paragraph 1.5 of the 2004 Agreement is hereby deleted in its entirety, and is replaced by the following:

1.5        “HIVD Field” shall mean the field of human in vitro diagnostic applications for the clinical management of patients.

2.               Paragraph 2.4 of the 2004 Agreement is hereby deleted in its entirety, and is replaced by the following:

2.4.     The grants under Sections 2.1, 2.2 and 2.3 include no right, immunity, authorization or license, either expressly or by implication, under any patent or patent application other than the Real-Time Apparatus Patent Rights and the Amplification System Patent Rights. Without limiting the foregoing, no license is granted pursuant to this Agreement under any patent claim or patent application claim to a real-time process, reagent or method.

3.              In Paragraph 5.1 of the 2004 Agreement, the “NOTICE TO PURCHASER” is hereby deleted and replaced by the following notice:

NOTICE TO PURCHASER

This real-time thermal cycler is licensed for use in research, diagnostics and all other applied fields under Applera’s U.S. Patent

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

No. 6,814,934, European Patent No. EP 0 872 562, Japanese Patent No. JP 3136129 and patents pending.

No rights are conveyed expressly, by implication or estoppel to any patents on real-time methods, including but not limited to 5’ nuclease assays, or to any patent claiming a reagent or kit.

Applied Biosystems does not guarantee the performance of this instrument or endorse its use in any application.

4.               Paragraph 7.1 of the 2004 Agreement is hereby deleted in its entirety, and is replaced by the following:

7.1        Unless and until Applera reasonably instructs differently, in advertisements, catalogs, brochures, sales literature and promotional literature for Licensed Real-Time Thermal Cyclers, Licensee, Affiliates and distributors shall state the following prominently in type and location:

Cepheid’s [Real-time thermal cycler model(s)] (is a) (are) licensed real-time thermal cycler(s) under Applera’s U.S. Patent No. 6,814,934, European Patent No. EP 0 872 562, Japanese Patent No. JP 3136129 and patents pending.

Such notice may also include the clause “for all fields including human in vitro diagnostics” or the clause “for human in vitro diagnostics” at Cepheid’s option.

5.              This Amendment shall have retroactive effect as to all instruments previously licensed under the 2004 Agreement, and Applera agrees that Licensee may replace the previous “NOTICE TO PURCHASER” with the notice provided in Paragraph 3 of this Amendment.

6.              In consideration for the rights granted in this Amendment, Licensee shall pay [***] to Applera within 15 days of the effective date of this Amendment.

7.              Except as expressly amended herein, all terms and conditions of the 2004 Agreement remain in full force and effect.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date(s) indicated below.

APPLERA	CEPHEID
(LICENSEE)

By:	By:
Joseph H. Smith
Title:	Title:	Sr. Vice President

Date:	Date:

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.